UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2024

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, Crawford & Company (the “Company”) announced the appointment of Anthony Belcastro as Senior Vice President, Controller and Chief Accounting Officer of the Company, effective as of March 18, 2024. Mr. Belcastro joined the Company on January 1, 2024.

Prior to joining the Company, Mr. Belcastro, age 42, served as Vice President, Corporate Controller for WestRock Company since March 2021. Prior to joining WestRock, he was Vice President, Controller at ABB Industrial Solutions from July 2018 to March 2021, which ABB acquired from General Electric where he was Controller of the Industrial Solutions business from November 2016 to June 2018. Mr. Belcastro started his career at PwC where he worked in the transaction services and assurance practices. He is a Certified Public Accountant with undergraduate degrees in Accounting and Business Management and a Master of Accounting from North Carolina State University.

Mr. Belcastro will be eligible to receive salary, annual cash incentive awards, long-term incentive equity awards, and will participate in other compensation and benefit programs, at levels consistent with his position and scope of responsibility. There are no other arrangements or understandings pursuant to which Mr. Belcastro will be appointed Senior Vice President, Controller and Chief Accounting Officer. There are no family relationships, as described in Item 401(d) of Regulation S-K, among any of the Company’s directors, executive officers, and Mr. Belcastro. There are no related party transactions between the Company and Mr. Belcastro reportable under Item 404(a) of Regulation S-K.

Mr. Dalerick Carden, the Company’s current Senior Vice President, Controller and Chief Accounting Officer, resigned from that position and was appointed Senior Vice President, Finance on March 18, 2024.

A copy of the press release announcing the change is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

99.1	Press Release dated March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Tami E. Stevenson
Name: Tami E. Stevenson
Title: SVP, General Counsel and Corporate Secretary

Date: March 18, 2024